Exhibit 10.28.14

AMENDMENT No. 2 TO

LETTER AGREEMENT COM0449-18

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

This Amendment No. 2 to the Letter Agreement COM0449-18, dated as of September 21st, 2023 (“Amendment No. 2”) relates to the Letter Agreement COM0449-18 between Embraer S.A. (“Seller”) and Republic Airways Inc., formerly known as Republic Airline Inc. (“Buyer”), dated December 15, 2018, (“Letter Agreement”). This Amendment No. 2 is between Seller and Buyer (collectively referred to herein as the “Parties”).

All capitalized terms used in this Amendment No. 2 which are not defined herein shall have the meaning given in the Purchase Agreement and Letter Agreement. In the event of any conflict between this Amendment No. 2, the Purchase Agreement and Letter Agreement, the terms, conditions and provisions of this Amendment No. 2 shall control.

WHEREAS, in connection with that certain Amendment No. 10 to the Purchase Agreement being entered into concurrently herewith, the Parties agree to set forth additional agreements with respect to [***];

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, the Parties hereby agree as follows:

1. [***]

2. COUNTERPARTS

This Amendment No. 2 may be executed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument. This Amendment No. 2 may be signed and exchanged by e-mail with originals to follow by an internationally recognized courier.

3. MISCELLANEOUS

All other provisions of the Letter Agreement that have not been specifically amended or modified by this Amendment No. 2 shall remain valid in full force and effect without any change.

INTENTIONALLY LEFT BLANK

Amendment No.2 to Letter Agreement COM0449-18 COM0371-23	Page 1 of 2

IN WITNESS WHEREOF, Seller and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 2 to Letter Agreement to be effective as of the date first written above.

EMBRAER S.A.		REPUBLIC AIRWAYS INC.

By	/s/ Marcelo Santiago	By	/s/ Joseph P. Allman
Name: Marcelo Santiago		Name: Joseph P. Allman
Title: VP Contracts & Asset Management		Title: SVP, Chief Financial Officer

By	/s/ Marc Thomas Ahlgrimm
Name: Marc Thomas Ahlgrimm
Title: Director, Contract Administration

Place: São Jose dos Campos – SP - Brazil		Place: Indianapolis, Indiana

Amendment No. 2 to Letter Agreement COM0449-18 COM0371-23	Page 2 of 2